Commitments and Contingencies (Schedule of Long Term Purchase Commitments) (Detail) $ in Millions	Dec. 31, 2022 USD ($) [1]
Long-term Purchase Commitment [Line Items]
2023	$ 71
2024	70
2025	70
2026	73
2027	73
Thereafter	630
Total	$ 987

[1]	Commitments represent estimated amounts payable for energy under power purchase contracts with qualifying facilities which expire at various dates through 2046. Energy payments are generally based on fixed dollar amounts per month and totaled $61 million and $59 million for the years ended December 31, 2022 and 2021, respectively.